SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated as of September 14, 2011, by and among AMERICAN REALTY CAPITAL V, LLC, a Delaware limited liability company (“Buyer”), and CCNV VENTURE, LP, DURANGO MEDICAL PLAZA, LP, NW HOUSTON MOB II, LP, ARC MED PARTNERS, LP, GRSA IRF II, LP, NORTH DALLAS HOSPITAL BBD PARTNERS, LP, ROME LTH PARTNERS, LP, UMC TRIANGLE MOB, LP, LA MESA MED PARTNERS, LP, NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, CRTX HOSPITAL INVESTORS, LP, AND VILLAGE HC PARTNERS, LP, all Texas limited partnerships (collectively, “Sellers”).

WITNESSETH:

WHEREAS, Buyer and Sellers have heretofore entered into one certain Purchase and Sale Agreement (herein so called) dated July 14, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement dated August 15, 2011, to reference is hereby made for all purposes; and

WHEREAS, Buyer and Sellers desire to modify the terms of the Purchase and Sale Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.           The terms used herein with the first letter thereof capitalized which are not otherwise defined shall have the respective meanings set forth in the Purchase and Sale Agreement.

2.           The Closing Date for Tranche A is hereby extended to 5:00 p.m. (Eastern Time) September 19, 2011.  Buyer agrees and acknowledges that, subject to a default by Seller, Buyer has no right and Sellers have no obligation to further extend the Closing Date for Tranche A after September 19, 2011.

3.           Buyer further agrees and acknowledges that, upon the release of the executed Closing documents set forth in Section 10 of the Purchase and Sale Agreement, Seller has fully satisfied all of the conditions precedent under the Agreement to Buyer’s obligation to consummate the purchase of Tranche A and that Buyer has waived any and all remaining contingencies to Buyer’s obligation to perform under the Agreement.  In the event that the Sellers of all Properties in Tranche A are ready, willing and able to close in accordance with the terms and provisions hereof and  Buyer does not consummate the purchase of the Tranche A Properties on or before 5:00 p.m. (Eastern Time) September 19, 2011, Buyer will be in default under Section 9(a) of the Purchase and Sale Agreement and Seller shall be entitled to exercise any and all rights and remedies that Seller may have under Section 9(a) of the Purchase and Sale Agreement.

4.           Except as otherwise modified herein, all of the terms and conditions of the Purchase and Sale Agreement are hereby ratified and confirmed.

5.           This Amendment may be executed in counterparts, which when taken together shall be deemed one agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BUYER:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

By:	/s/ William M. Kahane
Name:	William M. Kahane
Title:	President

SELLERS:

CCNV VENTURE, LP,
a Texas limited partnership

By:	CCNV Managers, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

DURANGO MEDICAL PLAZA, LP,
a Texas limited partnership

By:	Durango Medical GP, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NW HOUSTON MOB II, LP,
a Texas limited partnership

By:	TOMTEX MOB, LLC
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ARC MED PARTNERS, LP,
a Texas limited partnership

By:	ARC Advisors, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

GRSA IRF II, LP,
a Texas limited partnership

By:	GRSA IRF MANAGERS, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NORTH DALLAS HOSPITAL BBD PARTNERS, LP,
a Texas limited partnership

By:	NORTH DALLAS HOSPITAL BBD
MANAGER, LLC,
a Texas limited liability company,
its sole general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ROME LTH PARTNERS, LP,
a Texas limited partnership

By:	Rome LTH Managers, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

UMC TRIANGLE MOB, LP,
a Texas limited partnership

By:	UMC TRIANGLE MOB MANAGERS, LLC, a Texas limited liability company, its sole general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

LA MESA MED PARTNERS, LP,
a Texas limited partnership

By:	La Mesa Med Managers, LLC,
a Texas limited liability company
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, a Texas limited partnership

By:	Northwest Houston Hospital RE Manager, LLC, a Texas limited liability company its general partner

	By:	/s/ Jason K. Dodd
Name: Jason K. Dodd
Title: Manager

CRTX HOSPITAL INVESTORS, LP,
a Texas limited partnership

By:	CRTX MANAGERS, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

VILLAGE HC PARTNERS, LP,
a Texas limited partnership

By:	Village HC Managers, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager